UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 13, 2020

RenovaCare, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-30156	98-0384030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 Becker Farm Road, Suite 105 Roseland, NJ 07068
(Address of Principal Executive Offices) (Zip Code)

(888) 398-0202
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Section 8 Other Events

Item 8.01. Other Events.

RenovaCare, Inc. (the ‘Company”) will be relying on the Securities and Exchange Commission’s Release No. 34-88318 under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act and Certain Rules Thereunder dated March 4, 2020 to delay the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020.

The Company’s headquarters and outside financial consultant are located in New Jersey. The Company’s outside legal counsel and independent registered public company accounting firm are located in New York, New York. The governors of New York and New Jersey have announced statewide stay at home orders in attempt to prevent the further spread of COVID-19 in their respective states. Construction was stopped on the Company’s new offices in New Jersey due to Federal and State restrictions, so the Company has not had the ability to easily manage work during this time period. Furthermore, the offices of many of the Company’s other advisors related to the subject matter of the Company’s Form 10-K are subject to government mandate, closed. This has, in turn, delayed the Company’s ability to complete its audit.

Subject to continued compliance with government mandates regarding the corona virus pandemic, the Company estimates that it may be able to file the Form 10-Q by June 15, 2020.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report on Form 10-Q:

At this time it is not possible to fully assess the impact of the COVID-19 pandemic on the Company’s operations and capital requirements.  Should the COVID-19 pandemic continue, it may adversely affect the Company’s ability to (i) retain employees and consultants, (ii) obtain additional financing on terms acceptable to the Company, if at all, (iii) delay regulatory submissions and approvals, (iv) delay, limit or preclude the Company from securing clinical study sites; and (iv) preclude or delay entry into joint venture or partnership arrangements. The occurrence of any one or more of such events may affect the Company’s ability to continue on its pathway to commercialization of its CellMist™ System.

The reason the Form 10-Q cannot be filed timely does not relate to the inability of any person, other than the Company, to furnish any required opinion, report, or certification.

The Company's priority and commitment, at this point, is to ensure the health and security of its team members, their families and its partners, while continuing to advance its technology and business during this unprecedented event.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 13, 2020.

RenovaCare, Inc.

By:	/s/ Alan L. Rubino
Alan L. Rubino
President and Chief Executive Officer